                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 9, 2000




                            OSICOM TECHNOLOGIES, INC.

               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810

                 New Jersey                           22-2367234
     (State or other jurisdiction of       (IRS Employer Identification Number)
      incorporation or organization)


         2800 28th Street, Suite 100
         Santa Monica, California                      90405
  (Address of principal executive offices)          (Zip Code)


                                 (310) 581-4030
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On March 9, 2000, Sorrento Networks, Inc., one of our subsidiaries, entered into a Strategic Alliance Agreement with INRANGE Technologies Corporation of Mount Laurel, New Jersey, a subsidiary of SPX Corp., giving INRANGE exclusive worldwide distribution right to sell Sorrento's optical networking products for use in the storage area network market for corporate or "enterprise" accounts. The exclusivity is conditioned upon INRANGE achieving certain purchase amounts specified on Exhibit B to the Agreement. In addition, INRANGE acquired a minority equity position in Sorrento as part of an equity financing completed by Sorrento during the first quarter of its 2001 fiscal year. Copies of the agreement and a press release announcing this agreement are included as exhibits to this current report. Sorrento develops and markets metropolitan optical networking systems that are used in interoffice and access telecommunications networks.


ITEM 7(c).         EXHIBITS

     10.9 Strategic Alliance Agreement dated March 9, 2000 between Sorrento Networks, Inc. and INRANGE Technologies Corporation.

           99.     Press Release dated June 6, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OSICOM TECHNOLOGIES, INC.


DATE:   June 6, 2000                         By:   /s/Christopher E. Sue
                                                 --------------------------
                                                      Christopher E. Sue
                                                      Vice-President Finance

                                  EXHIBIT 10.9

                          STRATEGIC ALLIANCE AGREEMENT

     Strategic Alliance Agreement dated and effective as of March 9, 2000 by and between Sorrento Networks, Inc., a California corporation ("Sorrento"), having an address at 9990 Mesa Rim Road, San Diego, California 92121 and INRANGE Technologies Corporation, a Delaware corporation ("INRANGE"), having an address at 13000 Midlantic Drive, Mount Laurel, New Jersey 08054.

     WHEREAS, Sorrento is engaged in the business of developing, manufacturing, marketing and selling optical networking products; and

     WHEREAS, INRANGE is engaged in the business of developing, manufacturing, marketing and selling networking solutions for the storage networking market; and

     WHEREAS,   Sorrento  and  INRANGE   (individually,   each  a  "Party,"  and
collectively, the "Parties") wish to jointly work to develop and market optical networking solutions to the storage networking market;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions contained herein, the Parties agree as follows:

     1. Appointment as Distributor. Sorrento hereby appoints INRANGE its exclusive distributor throughout the world, and gives INRANGE the right to sell Sorrento's optical networking products, now existing and identified on Exhibit A attached hereto, or hereafter developed and added to Exhibit A by mutual agreement of the Parties (the "Products"), in the Field (as defined below) only, however the Parties agree to add to Exhibit A any optical networking product hereafter developed by Sorrento that is a replacement, enhancement or logical extension to a Product which has an application in the Field.

     For purposes of this Agreement, the "Field" shall mean the storage networks of enterprise customers only, such storage networks understood to be those whose primary traffic is by and between separate Processing Systems (as defined below) or between Processing Systems and Storage Systems (as defined below), provided however that the Field shall not include any network or storage network sold or supplied by, or wholly- or majority-owned by any telecommunications service provider, or any network or storage network in which all or materially all resources are provided by a telecommunications service provider or telecommunications services providers on an outsourced basis. INRANGE acknowledges that it is generally familiar with the Products and their uses, the marketing requirements of Sorrento, and the marketing conditions for the Products.

     As referred to herein, Storage System shall be understood to mean any collection of devices designed and built primarily for the purpose of persistent data storage and delivery. The storage devices may operate with fixed or removable storage media. This definition is specifically intended to encompass disk drives, tape drives, RAID array subsystems, robotic tape libraries, filers, file servers, and any other types of storage devices.

     As referred to herein, Processing System shall be understood to mean one or more computer elements that perform operations on data, each element typically having a local or shared memory, central processing element and an input-output system.

     2. Undertakings of Sorrento. During the term of the Agreement, Sorrento shall:

     (a) Supply the  Products to INRANGE  ready for use;

     (b)  Make  available  to  INRANGE  information  in  Sorrento's   possession
concerning the Products, their qualities and uses, and techniques and methods of marketing them;

     (c) Aid INRANGE in improving the sales of the Products, and to this end shall furnish a reasonable quantity of English language data sheets, brochures, technical bulletins and operating instructions to INRANGE at no cost;

     (d) Provide to INRANGE, at Sorrento's cost, color separations for such marketing and advertising materials in order that INRANGE may print, at its cost, such material in languages other than English;

     (e) Participate with INRANGE in quarterly product/business reviews and such other meetings necessary to review market, pricing, technology, third-party infringement and other matters relevant to the past and future sale of the Products;

     (f) Immediately and fully advise INRANGE of any suit, claim or legal complaint known to Sorrento resulting from the claimed infringement or violation of any patent, trademark or copyright by the Products or relating to material Product defects;

     (g) Comply with, and use its reasonable commercial efforts to keep INRANGE advised with respect to, all laws, licensing regulations and rulings of governmental bodies having jurisdiction over Sorrento's business concerning the sale of Products; and

     (h) Provide reasonable technical support to enable INRANGE to fulfill its obligations under Sections 3, 10 and 11 of this Agreement, including but not limited to, its obligations to provide sales training.

     3. Undertakings of INRANGE. During the term of this Agreement, INRANGE shall:

     (a) Vigorously distribute and sell the Products throughout the world;

     (b) Advise Sorrento's Vice President of Sales or other designated manager in quarterly product/business reviews, and such other meetings, as called for in
Section 2(e), about sales progress, pricing, marketing conditions, customer reactions and suggestions concerning Products, and activities of Sorrento's competitors, and in particular INRANGE will provide Sorrento with a written report within thirty (30) days of the end of each quarter of the quantity of each Product sold and installed, and the customer name and address with respect to all Products sold and installed;

     (c) Develop and carry on a vigorous promotional program with respect to the Products, including but not limited to the use of mailing lists, advertising, publication of technical articles and participation in industry, trade, professional and other meetings, exhibitions and fairs;

     (d) Train the service people of INRANGE and the integrators/resellers/distributors appointed by INRANGE (hereinafter collectively, the "Integrators"), as applicable, in the operation and repair of the Products;

     (e) Provide help desk, first and second level support for all Products purchased by INRANGE under this Agreement;

     (f) Train the sales and service people of INRANGE and the Integrators, as applicable, in the proper service of the Products with end-users and under actual applications of the Products;

     (g) Establish key sites using the Products for reference sales;

     (h) Monitor the performance of its sales and service people, as well as those of the Integrators;

     (i) Obtain, at its cost, any governmental permits or approvals required to market or sell the Products in any jurisdiction, provided that Sorrento makes the modifications to the Products required by the regulatory authorities of such jurisdictions;

     (j) Attend sales meetings, technical conferences and other Sorrento meetings as might be appropriate and mutually agreed;

     (k) Immediately and fully advise Sorrento of any suit, claim or legal complaint known to INRANGE resulting from the claimed infringement or violation of any patent, trademark or copyright by the Products or relating to material Product defects;

     (l) Immediately and fully advise Sorrento if, to the knowledge of INRANGE, anyone is infringing or violating any patent, trademark or copyright owned or used by Sorrento with respect to the Products or is attempting or planning to do so;

     (m) Comply with, and use its reasonable commercial efforts to keep Sorrento advised with respect to, all laws, licensing regulations and rulings of governmental bodies having jurisdiction over INRANGE's business concerning its sale of Products; and

     (n) Not utilize any promotional material prepared by INRANGE with respect to any of the Products without obtaining the prior approval thereof from Sorrento, it being understood that any non-English material will be provided to Sorrento in English translation.

     4. Sales and Performance.

     (a) During the initial term of this Agreement, INRANGE's target purchase amounts from Sorrento, expressed in U.S. dollars, shall be an aggregate of one hundred twenty-five million dollars (USD$ 125,000,000), with the respective annual target purchase amounts being as set forth on Exhibit B to this Agreement. The Parties shall mutually agree on the annual target purchase amounts for each year of any subsequent renewal term of this Agreement at least ninety (90) days prior to the expiration of the preceding term. Sorrento shall have the right, subject to Sections 4(b) and 4(c) below, to terminate this Agreement with sixty (60) days prior written notice to INRANGE in the event that INRANGE fails to purchase at least (i) fifteen percent (15%) of the applicable year's target purchase amount of the Products during any of the four three-month quarters during such year beginning on the date of this Agreement or any anniversary thereof or (ii) seventy-five percent (75%) of the applicable year's target purchase amount as of the final date of such target year. The Parties acknowledge that start-up training and other coordination activities will be required during the first three-month quarter immediately following the execution of this Agreement (the "Transition Period"), and therefore agree that INRANGE shall not be required to meet its target purchase amount, as described in subsection (i) above, during the Transition Period. INRANGE agrees to use its commercially reasonable efforts to meet its target purchase amount established for the Transition Period.

     (b) In the event that INRANGE has failed to meet a three-month or annual minimum purchase amount as set forth in Section 4(a)(i) and 4(a)(ii) above (i.e. 15% and 75% of the total target purchase amount for that year, respectively) due to (i) product deficiency, (iii) product performance or reliability issues,
(iii) supply or delivery delays by Sorrento, or (iv) competitive market pricing, and INRANGE's President, Vice President of Program Management or Chief Financial Officer has provided written notice thereof to the Chief Financial Officer of Sorrento within a reasonable time after first becoming aware that any of the items (i) through (iii) set forth in this Section 4(b) would have a material impact on its ability to sell the Products, and Sorrento has failed to cure such deficiency, issue or delay, if any, in a timely manner, then Sorrento shall waive its right to terminate this Agreement according to Section 4(a) above and INRANGE shall have, in its sole discretion, the right to terminate this Agreement with immediate effect.

     (c) In the event that INRANGE has failed to meet a three-month or annual minimum purchase amount as set forth in Section 4(a)(i) and 4(a)(ii) above due to reasons specified in Section 30 (Force Majeure), Sorrento may not terminate this Agreement except in accordance with Section 30.

     (d) In the event that INRANGE has identified a geographic market outside of the United States for the Products (the "New International Market"), and the Products must be modified in order for INRANGE to obtain governmental permits or approvals in order to sell or market the Products in such New International Market, and INRANGE notifies Sorrento of this requirement in a timely manner, and Sorrento fails to respond to such notice in a timely manner or notifies INRANGE in a timely manner that it declines to so modify the Products, then INRANGE shall have the right, in its sole discretion, to obtain an alternative source of products to be sold in the New International Market only.

     5. Prices and Terms. The Products will be sold to INRANGE at a price or prices (the "Sorrento Sales Price(s)") reflecting, among other factors, INRANGE's selling cost, Sorrento's engineering research and development cost, and Sorrento's cost of goods sold for the Products. The Parties shall review the Sorrento Sales Price(s) on a quarterly basis and will make adjustment, if any, to such Sorrento Sales Price(s) for all future sales by Sorrento to INRANGE as the Parties may agree. Nothing in this Agreement shall be construed to give Sorrento the right to establish the price at which INRANGE sells Products to its Integrators or end-user customers. Sales to INRANGE will be made F.O.B. Sorrento's San Diego, California, facility unless otherwise designated by Sorrento, and will be invoiced upon shipment and due thirty (30) days, net. All payments shall be in U.S. dollars.

     6. Forecasts and Purchase Orders. INRANGE will provide to Sorrento each month during the term of this Agreement a forecast for the next 180-day period. Products will be sold and delivered in accordance with firm purchase orders delivered at least 60 days in advance of the requested delivery date. Sorrento will make all commercially reasonable efforts to fill purchase orders on a timely basis, to the extent that such purchase orders, in aggregate, do not exceed by more than fifteen percent (15%) the most recent forecast for the applicable period. Sorrento acknowledges that time is of the essence with respect to delivery of forecasted, accepted purchase orders and agrees that, in the event Sorrento fails to deliver a forecasted, accepted order on a timely basis, INRANGE may cancel the order without cost or liability (provided, however, such order shall still be credited in favor of INRANGE in calculating INRANGE's minimum purchase amounts under Section 4 above). Sorrento further agrees that, in the event there is a shortage of Products, Sorrento shall allocate Products to INRANGE in at least the same proportion as INRANGE's forecasted orders for Products bear to Sorrento's forecasted orders for Products in all markets; provided, however, that upon either Party's request, the other Party shall consider in good faith, and not unreasonably withhold its consent to, reasonable modifications to the foregoing allocation in the event of a shortage.

     7. Trademarks; Packaging. Products delivered to INRANGE shall bear a name and/or trademark owned by or licensed to Sorrento and a name and/or trademark owned by or licensed to INRANGE (hereinafter, "co-brand") or, if agreed upon from time to time by the Parties in each Party's sole discretion, a name or trademark owned by or licensed to Sorrento only, in which event INRANGE shall resell the Products bearing such name and/or trademark owned by or licensed to Sorrento only. Sorrento will not co-brand any internal components or software contained within the Products. Except with the prior written consent of Sorrento, INRANGE shall resell the Products in their original packages and shall make no changes, additions or alterations whatsoever to the Products, or to Sorrento's packaging, trademarks or labels, nor be deemed to acquire any right in any patent, trademark, or copyright owned or used by Sorrento. Similarly, Sorrento shall not be deemed to acquire any right in any patent, trademark, or copyright owned or used by INRANGE.

     8. Rights and Obligations Regarding Software Source Code. All software source code incorporated in the Products ("Software Source Code") shall remain the sole property of Sorrento. INRANGE acknowledges that Software Source Code is valuable to Sorrento and agrees to use reasonable care to prevent disclosure to others of Software Source Code in INRANGE's possession or on INRANGE's premises. Because of the highly technical nature of Software Source Code and the high probability that any modification of it, however minor, could significantly affect the performance of the Products to which it applies, INRANGE agrees that it shall not modify, or allow the modification of Software Source Code, by end-users in any manner whatsoever other than by, or with the express written consent of Sorrento. INRANGE agrees to indemnify and hold Sorrento, its employees, agents, subsidiaries and affiliates harmless from any claim or loss, including costs thereof, attributable to any such modification of Software Source Code in violation of this Section herein.

     9. Limitation of Liability for Damages. NEITHER PARTY SHALL, IN ANY CASE, BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, OR ANY OTHER LEGAL THEORY. SUCH DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, LOSS OF PROFITS OR REVENUES, LOSS OF USE OF EQUIPMENT OR ANY ASSOCIATED EQUIPMENT, COST OF CAPITAL, COST OF ANY SUBSTITUTE EQUIPMENT, FACILITIES OR SERVICES, DOWNTIME COSTS OR CLAIMS OF CUSTOMERS FOR SUCH DAMAGES. IN NO EVENT WILL EITHER PARTY'S LIABILITY FOR
DAMAGES UNDER THIS AGREEMENT,  FOR ANY CAUSE AND NATURE  WHATSOEVER,  OTHER THAN
(I) ITS BREACH OF SECTION 14 OF THIS AGREEMENT, (II) ITS LIABILITY WITH RESPECT TO THIRD PARTY CLAIMS RELATING TO ITS DEFECTIVE PRODUCTS OR SERVICES OR (III) ITS OBLIGATIONS UNDER SECTION 10(b) OF THIS AGREEMENT, REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION UNDER THIS AGREEMENT, EXCEED THE HIGHER OF (1) TEN MILLION DOLLARS ($10,000,000) OR (2) THE AGGREGATE PRICE PAID BY INRANGE FOR PRODUCTS UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEEDING THE OCCURRENCE OF SUCH DAMAGES.

     10. Warranties; Responsibility for Claims. In order to distribute between themselves the responsibility for claims arising out of this Agreement, and except as otherwise specifically provided for and limited herein, the Parties agree as follows:

     (a) Sorrento warrants that Products furnished under this Agreement will, at the time of initial shipment, be in conformity with Sorrento's published specifications and free from defects in material and workmanship for a period of thirteen (13) months, with such warranty period beginning on the date of shipment of the Product by INRANGE to INRANGE's end-user customer. Sorrento will, at its own expense and option, repair or replace the defective hardware or software and/or refund the monies paid by INRANGE provided that Sorrento is notified (electronically or in writing) within the warranty period. INRANGE or its end-user customer shall notify Sorrento (electronically or in writing) of any defect and obtain Sorrento's approval prior to the return of any Products for repair and/or replacement on an exchange basis, and any replacement may, at Sorrento's option, be either new or reconditioned. At INRANGE's request, Sorrento shall make available, for its then current fee, to be specified as part of the Sorrento Sales Price(s), a warranty service which provides for all replacements to be made with new Products or new replacement parts. Transportation charges on any Products returned from INRANGE or INRANGE's end-user customer to Sorrento shall be at INRANGE's or INRANGE's end-user customer's expense, and any Product returned to INRANGE or INRANGE's end-user customer from Sorrento shall be at Sorrento's expense. The warranty provided herein shall be void in the event that: (i) the Product fails, malfunctions or is damaged as a result of improper handling, installation, maintenance, removal, modification or repair or, (ii) the Product is accidentally damaged, subjected to abuse or improper use. Sorrento agrees to defend and hold INRANGE harmless against any and all claims, suits, proceedings, expenses, recoveries and damages, including court costs and reasonable attorneys fees and expenses arising out of alleged defects in materials, workmanship or design of the Products, or the packaging of them by Sorrento or its suppliers, except to the extent that such arise from a wrongful act or omission by INRANGE. EXCEPT AS STATED IN SECTION 10 OF THIS AGREEMENT, SORRENTO MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO MERCHANTABILITY OR AS TO THE FITNESS OF THE PRODUCTS FOR ANY PARTICULAR USE OR PURPOSE, AND, EXCEPT AS PROVIDED IN SECTION 10, SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE, DIRECTLY OR INDIRECTLY, ARISING FROM THE USE OF SUCH PRODUCTS. Sorrento shall maintain comprehensive general and product liability insurance in such amount as ordinary good practice for its type of business would require. INRANGE will promptly notify Sorrento of any such claim or demand that comes to its attention.

     (b) Sorrento shall indemnify and hold INRANGE, its Integrators and end-user customers harmless against any and all claims, suits, proceedings, expenses, recoveries, and damages, including court costs and reasonable attorneys fees and expenses, arising out of the infringement of any United States patent or other intellectual property right by the Products furnished to INRANGE under this Agreement, and Sorrento shall, at its own expense, defend all claims, suits or actions of infringement against INRANGE, its Integrators and end-user customers provided that Sorrento is notified of such claims, suits and actions, and is given all necessary documentary evidence in INRANGE's possession, and is given sole control for the defense, negotiation, settlement and/or compromise thereof. INRANGE shall render reasonable assistance to Sorrento. In the event of such an infringement charge, Sorrento shall: (i) obtain a license for INRANGE, its Integrators and end-user customers to continue the use of or sell, as applicable, the infringing Product purchased from Sorrento; or (ii) replace or modify the infringing Product so as to be equal but non-infringing; or (iii) refund the purchase price paid to Sorrento by INRANGE for such infringing Product, less depreciation of the Product based on a Product life of five (5) years, and remove said Product. INRANGE agrees that the foregoing indemnification shall not apply to any claim of infringement which may be brought against Sorrento because of compliance with INRANGE's particular design requirements, specifications, or instructions. Sorrento shall have no liability for any costs, loss or damages resulting from: (i) the use of any Product furnished hereunder in combination with any other product not supplied by Sorrento; (ii) willful wrongful acts of INRANGE; or (iii) any settlement or compromise incurred or made by INRANGE without Sorrento's prior written consent. Sorrento shall not have any liability to INRANGE under any provision of this clause if the infringement is based upon the use of any software or equipment not furnished by Sorrento, or if the Product is used in a manner for which the Product was not designed. The above states the entire liability of Sorrento with respect to infringement by the Product, or by its operation, and is in lieu of all other infringement warranties, express, implied or statutory, in regard thereto.

     (c) INRANGE agrees to defend and indemnify and hold Sorrento harmless against any and all claims, suits, proceedings, expenses, recoveries, and damages, including court costs and reasonable attorneys fees and expenses, in connection with any of the Products sold by INRANGE arising out of, based on, or caused by statements, whether written or oral, made by INRANGE in its advertising, publicity, promotion or sale of any of the Products which expresses a warranty beyond that set forth in Section 10 hereof (but only to the extent of such excess), or in the delivery, installation and service of the Products, except to the extent that such arise from a wrongful act or omission by Sorrento. INRANGE shall maintain comprehensive general and product liability insurance in such amount as ordinary good business practice for its type of business would require. Sorrento will promptly notify INRANGE of any such claim or demand that comes to its attention.

     (d) Any on-site labor in connection with Products purchased by INRANGE shall be performed by INRANGE or its Integrators. Sorrento will exchange Products or parts thereof covered by warranty with replacement Products or parts, as the case may be. Sorrento agrees to undertake any necessary non-warranty repairs at prices established by Sorrento. Sorrento agrees to provide on an annual basis one training session for INRANGE service technicians and applications technicians at Sorrento's manufacturing location in San Diego, California, at no charge to INRANGE; however, INRANGE shall pay the costs of travel and lodging for such trainees. This training will include instruction necessary to enable INRANGE personnel to perform diagnosis and repair of equipment and performance problems as required to maintain the Products in proper and intended working/operating condition and capable of providing the specified Product functionality and capabilities.

     11. Installation and Maintenance. All Products sold by INRANGE that require installation shall be installed by INRANGE, or its Integrators, as requested by the end-user customer at no charge to Sorrento. INRANGE or its Integrators shall instruct the end-user customer in proper maintenance of the Products at the time of sale and installation, in keeping with Sorrento's standards and instructions.

     12. Remove or Recall. During the term of this Agreement, and any renewal period thereafter, upon notice from Sorrento, INRANGE, on a reasonable efforts basis, shall comply with Sorrento's reasonable and practicable instructions regarding removal or recall of any of the Products from INRANGE's warehouse, Integrators or end-user customers. INRANGE shall keep records sufficient to permit it to effect such a removal or recall and upon Sorrento's reasonable request, shall provide such records to Sorrento. All of INRANGE's reasonable costs and expenses relating to the removal or recall of Products pursuant to this Section 12 shall be borne by Sorrento, except to the extent such costs and expenses result from INRANGE's failure to comply with this Agreement or Sorrento's reasonable and practicable instructions.

     13. Other Returns. No Products will be accepted for return and no credit given for returned Products without the prior written approval of Sorrento, from its San Diego, California headquarters office, in each instance. No obsolete or discontinued Products shall be accepted for credit or return. All Products accepted for return shall be subject to a handling and service charge by Sorrento to INRANGE. Notwithstanding the foregoing, Sorrento agrees that new Products shipped to INRANGE, while covered by the warranty set forth in Section 10(a), which are defective and which cannot reasonably be repaired may be returned to Sorrento for full credit of the purchase price or replacement by Sorrento, at Sorrento's sole option and in its sole discretion.

     14. Proprietary Information. Each Party acknowledges that in connection with the performance of this Agreement such Party may learn information of the other party that is the property of such other Party and confidential to it ("Proprietary Information"). Such Proprietary Information includes, but is not limited to engineering and technical data, production data, test data and test results, customer information, and development plans. Accordingly, each Party covenants to the other Party that:

     (a) Such Party will maintain all Proprietary Information of the other Party in confidence with the same level of protection and care that Party normally affords its own proprietary information, but in no event less than reasonable care;

     (b) Such Party will not use or disclose, and will not permit its employees, agents, representatives or independent contractors to use or disclose, any of the Proprietary Information of the other Party without the express written consent of the other Party;

     (c) Such Party will ensure that all persons, including its employees, agents, representatives or independent contractors, who have had access to Proprietary Information are bound by an agreement to keep confidential and not to use any such Proprietary Information; and

     (d) Such Party will not use any Proprietary Information of the other Party in any way except as allowed herein.

     Notwithstanding the provisions of this Section 14, neither Party's use or disclosure of the Proprietary Information of the other Party will be deemed to breach Section 14 if and to the extent the Proprietary Information in question:

     (i) is now or hereafter becomes available to the public without a breach of
Section 14 hereof;

     (ii) is received by the receiving Party from a third party without restrictions on its use or further disclosure; or

     (iii) is required to be disclosed pursuant to applicable law, regulation or court order, but only to the extent and for the purpose of such required disclosure after providing the other Party with advance written notice of such disclosure and an opportunity to seek to limit or restrict such disclosure or to obtain appropriate protective/secrecy orders.

     The recipient of Proprietary Information will promptly return to the disclosing Party, or certify to the disclosing Party that the recipient has destroyed all documents, electronic media and other items received from the disclosing Party which contain Proprietary Information, including any copies thereof made by the recipient, its agents or employees, at such times as the recipient no longer needs the Proprietary Information for purposes of exercising its rights or performing its duties under this Agreement.

     The terms of this Section 14 shall supersede all prior letters of intent, agreements, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee, or representative of either Party relating to the confidentiality of information exchanged by the Parties in connection with the performance of this Agreement.

     15. Modifications/Improvements. INRANGE shall make no modifications or improvements to the Products.

     16. Competitive Products. Neither INRANGE, nor any of its affiliates under direct INRANGE management control shall, except with the prior written consent of Sorrento, directly or indirectly (as distributor, representative, agent, dealer, manufacturer or otherwise) sell any product which competes with any of the Products in the Field during the term of this Agreement. The aforementioned obligation of INRANGE shall not apply to sales in any New International Market(s) permitted pursuant to Section 4(d) above. The restrictions described in this Section 16 notwithstanding, INRANGE shall have the right to fulfill contractual obligations, quotations or bids to its customers which specifically require INRANGE to supply products which compete with the Products, provided however that such contractual obligations, quotations or bids are outstanding at the effective date of this Agreement (the "Pre-Existing Product Obligations"). In order that the Parties may better resolve any future dispute between them arising in connection with the Pre-Existing Product Obligations, INRANGE agrees to make reasonable commercial efforts to identify each and every one of its Pre-Existing Product Obligations by project and customer name only (the "Pre-Existing Product Obligations List") and to direct its legal counsel to hold such Pre-Existing Product Obligations List in trust and to furnish applicable information from the Pre-Existing Product Obligations List to Sorrento upon the Parties' joint request.

     17. Joint Product Initiatives. During the term of this Agreement, the Parties may, by written agreement, jointly initiate specific projects to improve and upgrade the Products or to develop new Products (the "Joint Product Initiatives"). The respective financial and other contributions by each Party to such Joint Product Initiatives will be negotiated on a project-by-project basis, it being understood that Sorrento will own the rights to any Products or Product improvements, upgrades or developments resulting therefrom, subject to INRANGE's rights to distribute such Products, Product improvements, upgrades or developments pursuant to this Agreement.

     18. Term of Agreement. This Agreement shall remain in effect for an initial term of five (5) years from its effective date and shall be renewed automatically for succeeding terms of two (2) years each, subject to either Party's right not to renew this Agreement by giving notice to the other Party at least six (6) months prior to the expiration of the then-current term, including the initial term.

     19. Termination by Either Party. Either Party may terminate this Agreement immediately on notice to the other in case such other Party:

     (a) Becomes  insolvent or unable to meet its debts as they  mature;  or

     (b) Makes an assignment for the benefit of creditors or goes into liquidation, bankruptcy or receivership; or

     (c) Becomes party to any procedure for the settlement of its debts or to dissolution proceedings; or (d) Breaches any provision of this Agreement and fails to remedy such default within 30 days of receipt of notice thereof; or

     (e) Fails to agree in good faith upon target purchase amount(s) for any renewal term or the Sorrento Sales Price(s) for any renewal term.

     20. Effects of Termination. Immediately upon termination of this Agreement, INRANGE and its Integrators shall undertake the following obligations, which shall survive and be binding after the Agreement terminates:

     (a) Cease and refrain from any future sale or promotion of the Products;

     (b) Refrain from selling or offering for sale articles or products which create a reasonable likelihood of confusion with the Products on account of similarity as to any registered or unregistered trademark owned by, licensed to or used by Sorrento, other than any registered or unregistered trademark of INRANGE or its affiliates;

     (c) Cease from the use of the trademarks of Sorrento and the use of the Proprietary Information of Sorrento;

     (d) Return to Sorrento or its nominee any and all of its Proprietary Information, in written or other tangible form, and any promotional, labeling and sales training material then in its possession;

     (e) Render information regarding the identity of Products sold, the identity of purchasers, dates of sales, ship-to addresses, serial numbers of Products, and warranty and repair history, as well as customer information as described in Section 12 above, to Sorrento;

     (f) Refrain from making reference to any of the terms and provisions of this Agreement or expressing in any way that its Strategic Alliance relationship with Sorrento continues;

     (g) Reasonably assist Sorrento in the smooth and orderly transfer of operations to Sorrento; Sorrento will likewise reasonably assist INRANGE; and

     (h) Following termination or expiration of this Agreement, Sorrento, INRANGE, and INRANGE's Integrators shall be entitled to work directly with end-user customers secured by each of them during the term of this Agreement.

     Upon termination or expiration of this Agreement, Sorrento shall maintain spare parts supply and engineering support for the Products, and make such spare parts and support available to INRANGE and its Integrators to ensure ongoing support for end-user customers, for a period of one (1) year from the date of the last sale of the Products under this Agreement; provided, however, that such period may be extended by INRANGE up to an additional four (4) years (the "Extended Support Period"). The price(s) to be charged for such spare parts and engineering support in excess of one (1) year will either be incorporated into the Sorrento Sales Price(s), as applicable, or charged separately at Sorrento's relevant prices then in effect.

     21. Repurchase of Inventory. In the event this Agreement is terminated for any reason, Sorrento shall have the right to purchase from INRANGE, and, if Sorrento so elects, INRANGE shall sell to Sorrento, at the purchase price paid by INRANGE (including freight, insurance and taxes, if any, paid by INRANGE, net of any tax benefit which has accrued or may accrue to INRANGE by virtue of such payments) all or any part of INRANGE's inventory of unsold Products. Obsolete and/or damaged Products, as determined in the reasonable business judgment of Sorrento within thirty (30) days of termination will not be accepted or reimbursed. All such Products resold to Sorrento shall be returned to Sorrento at INRANGE's expense as close to the termination date as practicable. If Sorrento shall not elect to purchase all of INRANGE's inventory of unsold Products, INRANGE shall be entitled to sell out any or all such inventory, at INRANGE's sole discretion.

     22. Termination with Respect to Particular Products. In the event INRANGE breaches any provision of this Agreement with respect to a particular Product or Products and fails to remedy such default within thirty (30) days after receipt of written notice from Sorrento thereof, Sorrento may, at its sole option, and in addition to any other rights it may have hereunder, terminate immediately upon notice to INRANGE either this Agreement in its entirety or only with respect to such Product or Products. In the event that Sorrento gives notice to INRANGE that it is terminating the supply of a Product or Products to INRANGE for reasons other than a breach of this Agreement, including the "end of life" of such Product or Products, and INRANGE gives notice to Sorrento that it desires to continue purchasing that Product or Products, and Sorrento declines to continue supplying such Product or Products to INRANGE, then INRANGE may, in its sole discretion, terminate this Agreement in its entirety or continue this Agreement in force with respect to the remaining Products and procure and offer for sale in the Field third-party replacement products for the discontinued Product(s) only. Sorrento shall give INRANGE six (6) months notice of any Product discontinuation and afford INRANGE an opportunity to complete an "end of life" purchase of such Product.

     23. Indemnity. Each Party represents, covenants and warrants that it will do nothing which will create any liability on the part of the other Party by reason of the sale of the Products, other than as set forth in this Agreement, and each Party shall indemnify and hold harmless the other Party from any liability by reason of its breach of this Agreement.

     24. Independent Contractor. INRANGE is an independent contractor and shall have no authority to obligate Sorrento in any respect or hold itself out as having any such authority. All personnel of INRANGE shall be solely employees of INRANGE and neither they nor any Integrators shall represent themselves as employees of Sorrento.

     25. Expenses and Credit. All expenses incurred by INRANGE for promotion, sales and distribution, as well as INRANGE's administrative and other overhead expenses, shall be borne solely by INRANGE, except to the extent explicitly made a part of the Sorrento Sales Price payable to Sorrento. INRANGE assumes all credit and other payment risks involved in its sales of Products under this Agreement.

     26. Waiver. The failure of either Party to insist upon or enforce strict conformance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment of such Party's right unless such waiver is made in writing.

     27. OMITTED

     28. Invalid Provisions. If any provision of this Agreement is finally held by a court of competent jurisdiction to be illegal or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired.

     29. Survival. The provisions of Sections 8, 9, 10, 13, 14, 20, 21, 23, 26, 28, 29, 34, 35, 36, 37 and 39 of this Agreement shall survive the termination or expiration of this Agreement. Outstanding purchase orders shall survive the termination of this Agreement.

     30. Force Majeure. Neither Party shall be responsible or deemed to be in default for nonperformance or delays in performance of this Agreement due to causes beyond its control and not occasioned by the fault or negligence of such Party to be excused, including, but not limited to, civil war, insurrections, unforeseeable strikes, riots, fires, floods, explosions, earthquakes, acts of God or the public enemy, and any statute, order, regulation, proclamation, ordinance, demand or requirement of any governmental agency imposed after the effective date. Upon the occurrence of such event, the Party so affected, upon giving prompt written notice to the other Party, shall be excused from such performance to the extent of such prevention, restriction or interference provided that the Party so affected shall take all reasonable steps to avoid or remove such causes of nonperformance and shall continue performance hereunder with dispatch whenever such causes are removed. In the event that a Party's performance of its obligations is excused in accordance with this Section for a period in excess of sixty (60) days in the aggregate, the other Party may terminate its obligations under this Agreement upon written notice to the Party whose performance of its obligations was excused.

     31. Successors and Assigns. Neither Party may assign any rights hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Any assignment of rights shall not work as a novation of obligations hereunder without written agreement. Any attempt to assign any rights, duties or obligations hereunder without the other Party's written consent will be void. Notwithstanding the above, either Party may assign this Agreement to a surviving entity in connection with any merger, sale of assets, acquisition or consolidation of not less than a majority ownership in the merged, acquired or consolidated company by the surviving entity.

     32. Attorneys' Fees. If either Party commences a proceeding to enforce any provision of this Agreement, the prevailing Party shall be entitled to recover reasonable attorneys' fees and expenses of litigation, incurred in connection therewith.

     33. Headings; Construction. The section and paragraph headings of this Agreement are intended as a convenience only, and shall not affect the interpretation of its provisions. The Parties hereto acknowledge that this Agreement is a negotiated document. In the event that this Agreement requires interpretation, such interpretation shall not use any rule of construction that a document is to be construed more strictly against the Party who prepared the document.

     34. Conflicting Terms. Both Parties agree that the terms and conditions of this Agreement, together with any amendments pursuant to Section 37, shall prevail, notwithstanding the contrary or additional terms in any purchase order, sales acknowledgment, confirmation or any other order-related document issued by either Party effecting the purchase and/or sale of Products. No pre-printed terms set forth in any purchase order used by either Party shall modify or supplement the terms of this Agreement. Any order-specific terms will be in writing and agreed to by the Parties.

     35. Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the successors and permitted assigns of the Parties.

     36. Notices. Notices hereunder shall be in writing an given by certified mail, postage prepaid, return receipt requested, or by reputable overnight delivery service to the address first above set forth (or to such different address as either Party may hereafter give to the other in accordance with this section for such purpose). The date of mailing, dispatch or sending shall be deemed the date of the notice.

     37. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof. There are no terms or representations other than those set forth herein. No amendments or waiver of this Agreement shall be valid unless in writing and signed by the Party against whom such amendment or waiver is asserted.

     38. OMITTED

     39. Governing Law. The substantive law of the United States and the State of California shall govern this Agreement and its interpretation. Paragraph or Section headings shall not be considered in the interpretation hereof.

     40. Counterpart Signatures. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and all of which shall constitute a single instrument.

     IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereto have executed and delivered this Agreement as of the date first above written.

INRANGE TECHNOLOGIES                        SORRENTO NETWORKS, INC.
CORPORATON

By:/s/ Gregory Grodhauf                     By: /s/ Xin Cheng
Name: Gregory Grodhauf                      Name: Xin Cheng
Title: President                            Title: Chief Executive Officer

                              EXHIBIT A - PRODUCTS

                       EXHIBIT B - TARGET PURCHASE AMOUNTS

        Contract Year                      Target Purchase Amounts

             1                                  $15,000,000
             2                                  $20,000,000
             3                                  $25,000,000
             4                                  $30,000,000
             5                                  $35,000,000

                                   EXHIBIT 99

    Sorrento Networks Announces Strategic Alliance with INRANGE Technologies for SAN Market

     San Diego, CA, June 6, 2000: Sorrento Networks, Inc., a leading provider of optical networking solutions, today announced a strategic alliance with INRANGE Technologies, Inc., a subsidiary of SPX Corp. (NYSE: SPX), a leading provider of enterprise infrastructure solutions, to deliver optical networking solutions to the rapidly growing worldwide market for storage area network (SAN) applications.

     Under this agreement Sorrento has appointed INRANGE as its exclusive worldwide distributor of Sorrento's optical networking products for the storage networks of enterprise customers. INRANGE will offer Sorrento's wave division multiplexing, or WEM, and dense wave division multiplexing, or DWDM products, including GigaMuxTM, as part of its IN-VSN family of storage networking products. INRANGE will provide Sorrento revenue guarantees in return for exclusive worldwide rights to offer these products in the enterprise storage networking market. These products facilitate the creation of virtual storage networks by reducing the costs of sending information over long distances.

     Additional terms of the agreement between Sorrento and INRANGE Technologies have been reported on Form 8-K of Osicom Technologies, Inc., filed today with the U.S. Securities and Exchange Commission and available at

About Sorrento Networks

     Sorrento Networks has been a provider of all optical networking solutions that are used in both interoffice and access networks since 1997. Sorrento Networks, Inc. products are successfully deployed at numerous customer sites in North America, Europe and Asia.

     Sorrento Networks' products are specifically designed to meet the requirements of the Metropolitan market, supporting a wide variety of protocols, network traffic speeds and changing traffic patterns. Sorrento Network's products' small footprint allows service providers to offer a wide variety of services from the same platform including aggregation, transport, switching and management.

     The Company's ultra scalable carrier class products are manufactured to meet all key industry certifications. These products offer customers an optical end-to-end solution that improves bandwidth utilization and reduces network costs and complexity. The products provide a migration path from ring, point to point topologies to the mesh architecture of next generation networks.

     Sorrento Networks is headquartered in San Diego, California and is a subsidiary of Osicom Technologies, Inc. (Nasdaq NM: FIBR). Recent news releases and additional information about Sorrento Networks can be found at

Sorrento Networks Press Contact

John Unverferth
Market Communications
(800) 854-2831


     Except for historical information contained herein, the matters discussed in this release are forward-looking statements that involve risks and uncertainties. The forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The occurrence of actual events may differ materially due to a variety of factors, including without limitation the following: (1) failure of INRANGE and/or the Company to successfully integrate the Company's products into INRANGE's overall SAN market solution; (2) failure of INRANGE and/or the Company to achieve acceptance of the Company's products among INRANGE's installed customer base, or to achieve such acceptance in amounts equal to or greater than the amounts which INRANGE and the Company have set as non-binding targets under the agreement between them; (3) unanticipated technical problems relating to the Company's products; (4) the Company's ability, or lack thereof, to make, market and sell optical networking products that meet with market approval and acceptance; (5) the greater financial, technical and other resources of the Company's many, larger competitors in the marketplace for optical networking products; (6) changed market conditions, new business opportunities or other factors that might affect the Company's decisions as to the best interests of its shareholders; and (7) other risks detailed from time to time in the Company's parent corporation's reports filed with the U.S. Securities and Exchange Commission.